UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 29, 2018

CORPORATE CAPITAL TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-38287	27-2857503
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

555 California Street 50th Floor San Francisco, California 94104 (Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (415) 315-3620

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 29, 2018, Mr. Todd Builione resigned as Chief Executive Officer of Corporate Capital Trust, Inc. (the “Company”), effective as of the earlier of the Company's entry into (i) a new investment advisory agreement with FSIC III Advisor, LLC, and a new investment advisory agreement with KKR Credit Advisors (US) LLC (“KKR Credit”), and (ii) a new investment advisory agreement with FS/KKR Advisor, LLC, a newly-formed entity that will be jointly operated by an affiliate of Franklin Square Holdings, L.P. (“FS Investments”) and KKR Credit (such date, the “Effective Date”). Mr. Builione's resignation as Chief Executive Officer was not due to any disagreement with the Company on any matter relating to the Company's operations, policies or practices. Mr. Builione will remain as President of the Company and a member of the Company's board of directors (the “Board”).

On March 29, 2018, the Board appointed Michael C. Forman as Chief Executive Officer of the Company, effective as of the Effective Date. There are no material contracts or agreements between the Company and Mr. Forman. Mr. Forman will not receive any direct compensation from the Company. Set forth below is biographical information pertaining to Mr. Forman.

Michael C. Forman, 57, is chairman and chief executive officer of FS Investments and has been leading the company since founding it in 2007. He also currently serves as chairman, president and/or chief executive officer of FS Investment Corporation, FS Investment Corporation II, FS Investment Corporation III, FS Investment Corporation IV and other funds sponsored by FS Investments.

Prior to founding FS Investments, Mr. Forman founded a private equity and real estate investment firm. He started his career as an attorney in the Corporate and Securities Department at the Philadelphia based law firm of Klehr Harrison Harvey Branzburg LLP. In addition to his career as an attorney and investor, Mr. Forman has been an active entrepreneur and has founded several companies, including companies engaged in the gaming, specialty finance and asset management industries. Mr. Forman is a member of a number of civic and charitable boards, including The Franklin Institute, Drexel University and the Philadelphia Center City District Foundation. He is also Chairman of Vetri Community Partnership. Mr. Forman received his B.A., summa cum laude, from the University of Rhode Island, where he was elected Phi Beta Kappa, and received his J.D. from Rutgers University.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Corporate Capital Trust, INC.
a Maryland corporation

Date:	April 4, 2018	By:	/s/ Philip Davidson
Philip Davidson
General Counsel and Secretary